UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2021

Red Cat Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-31587 (Commission File Number)	86-0490034 (I.R.S. Employer Identification Number)

370 Harbour Drive

Palmas del Mar

Humacao, PR 00791

(Address of principal executive offices) (zip code)

(833) 373-3228

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001	RCAT	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The purpose of this Amendment No. 1 (the “Amendment”) to Red Cat Holdings, Inc.’s (the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission on July 14, 2021 (the “Form 8-K”) is to include 99.1, 99.2, and 99.3.

No other changes have been made to the Form 8-K. This Amendment speaks as of the original filing date of the Form 8-K, as amended, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K, except as otherwise set forth above.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial Statements of Business Acquired.

The Audited Financial Statements of Teal Drones for the year ended December 31, 2020 are attached as Exhibit 99.1.

The Unaudited Financial Statements of Teal Drones for the eight months ended August 31, 2021 are attached as Exhibit 99.2.

(b)       Pro Forma Financial Information.

The unaudited Pro Forma Condensed Balance Sheet of Red Cat Holdings, Inc. as of July 31, 2021 and the Unaudited Pro Forma Statement of Operations of Red Cat Holdings for the fiscal year ended April 30, 2021 and for the three months ended July 31, 2021 are attached as Exhibit 99.3.

(d)           Exhibits.

    The exhibits listed in the following Exhibit Index are furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1*	Audited Consolidated Financial Statements of Teal Drones for the year ended December 31, 2020
99.2*	Unaudited Consolidated Financial Statements of Teal Drones for the eight-months ended August 31, 2021.
99.3*	Pro Forma Financial Information

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED CAT HOLDINGS, INC.

Date: November 16, 2021	By:	/s/ Jeffrey Thompson
Name: Jeffrey Thompson
Title: Chief Executive Officer